UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 16, 2019

OCEANFIRST FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

110 West Front Street, Red Bank, New Jersey 07701

(Address of principal executive offices, including zip code)

(732) 240-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

As previously announced, OceanFirst Financial Corp., a Delaware corporation (“OceanFirst”), entered into an Agreement and Plan of Merger, dated as of October 25, 2018 (the “Merger Agreement”), with Capital Bank of New Jersey, a New Jersey chartered commercial bank (“Capital Bank”), and OceanFirst Bank, National Association, a wholly-owned subsidiary of OceanFirst (“OceanFirst Bank”). Pursuant to the terms and subject to the conditions of the Merger Agreement, Capital Bank will merge with and into OceanFirst Bank, with OceanFirst Bank as the surviving bank (the “Merger”). The proposed Merger is described in the proxy statement/prospectus that was filed by OceanFirst with the Securities and Exchange Commission on December 14, 2018 in connection with the Merger (the “Proxy Statement/Prospectus”). On or about December 20, 2018, Capital Bank mailed the Proxy Statement/Prospectus to its stockholders in connection with the special meeting of its stockholders being held on January 23, 2019 at which its stockholders will consider and vote upon, among other things, a proposal to approve the Merger Agreement and the Merger. This Current Report on Form 8-K provides certain additional information regarding the Merger.

OceanFirst, along with Capital Bank and members of the Capital Bank board of directors, have been named as defendants in a putative class action lawsuit filed by alleged stockholders of Capital Bank in the Superior Court of New Jersey, Cumberland County, Law Division, captioned Paul Parshall v. Capital Bank of New Jersey, et al., Docket No. CUM-L 000020-19 (the “Parshall Action”). The Parshall Action alleges, among other things, that the Proxy Statement/Prospectus omitted material information about the proposed Merger.

OceanFirst and Capital Bank believe that the Parshall Action is without merit and that no further disclosure is required to supplement the Proxy Statement/Prospectus under any applicable rule, statute, regulation or law. However, to avoid the costs, risks and uncertainties inherent in litigation, OceanFirst and Capital Bank have determined that they will voluntarily make certain supplemental disclosures related to the proposed Merger set forth below. The following supplemental disclosure was provided to OceanFirst by Capital Bank. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein.

Supplemental Disclosures

The following materials supplement the statements contained in the Proxy Statement/Prospectus and should be read in conjunction with those statements in their entirety. To the extent the information set forth herein differs from or updates information contained in the Proxy Statement/Prospectus, the information set forth herein shall supersede or supplement the information in the Proxy Statement/Prospectus. Terms used below and defined in the Proxy Statement/Prospectus have the meanings given to such terms in the Proxy Statement/Prospectus.

1.

The section of the Proxy Statement/Prospectus entitled “The Merger—Opinion of Boenning & Scattergood, Inc., Capital Bank’s Financial Advisor—Capital Bank Selected Companies Analysis” is supplemented by adding the following disclosure immediately after the list of Capital Bank selected companies:

Financials as of: 6/30/2018				Operating Information						Market Information
	Ticker	Name	State	Assets ($MM)	TCE / Tang. Assets (%)	LTM Core ROAA (%)	LTM Core ROAE (%)	LTM Effic. Ratio (%)	NPAs / Assets (%)	10/22/18 Price ($)	Market Cap ($MM)	Dividend Yield (%)	Average Daily Volume ($000s)	Price / Book (%)	Price / Tang. Book (%)	Price / LTM Core Earnings (x)	Price / LTM Earnings (x)
1	ESQ	Esquire Financial Holdings, Inc.	NY	587.2	14.7	1.27	8.00	64.5	—	22.80	169.8	NA	453.9	196.3	196.3	25.5	28.5
2	FCOB	1st Colonial Bancorp, Inc.	NJ	553.4	7.3	0.89	12.40	62.9	0.87	12.40	54.4	NA	39.2	134.1	134.1	11.7	12.5
3	SBHO	Steuben Trust Corporation	NY	548.5	10.1	1.19	11.51	60.8	0.20	46.05	76.7	2.91	10.1	141.0	141.1	12.2	13.2
4	TYCB	Calvin B. Taylor Bankshares, Inc.	MD	561.0	15.2	1.22	7.85	54.2	1.21	39.20	109.3	2.50	6.0	127.9	127.9	NA	16.2
5	NUBC	Northumberland Bancorp	PA	524.8	9.2	0.54	5.60	80.2	0.38	34.75	46.2	2.07	16.3	95.2	95.2	17.2	21.6
6	JFBC	Jeffersonville Bancorp	NY	521.1	12.3	1.13	9.09	65.4	1.58	20.02	84.8	3.00	18.5	132.2	132.2	14.8	17.3
7	BSPA	Ballston Spa Bancorp, Inc.	NY	504.4	6.7	0.79	10.32	72.0	0.44	52.25	38.8	2.53	1.6	109.6	114.8	NA	9.0
8	GLDT	Gold Coast Bancorp, Inc.	NY	541.8	7.9	0.45	4.18	79.5	0.02	13.00	51.1	NA	21.0	120.0	120.0	NA	43.3
9	NTBP	New Tripoli Bancorp, Inc.	PA	463.8	11.2	1.09	9.18	55.0	1.11	955.00	60.8	3.98	1.0	116.7	116.7	12.7	12.5
10	MYBF	Muncy Bank Financial, Inc.	PA	462.1	9.7	0.75	7.26	67.5	0.68	33.50	48.9	3.94	17.9	112.1	112.1	NA	14.0
11	YRKB	York Traditions Bank	PA	455.1	10.4	1.00	10.00	69.1	1.07	18.75	52.8	NA	10.1	110.0	110.0	11.3	11.6
12	PSBP	PSB Holding Corporation	MD	437.2	7.8	0.75	8.40	68.9	0.56	56.25	32.0	NA	NA	94.2	94.2	NA	12.1
13	NACB	National Capital Bank of Washington	DC	436.8	9.6	0.53	5.26	80.6	0.10	210.00	60.2	0.95	4.4	143.9	143.9	26.6	43.7
14	MCHT	Mauch Chunk Trust Financial Corp.	PA	435.2	8.2	0.69	7.88	75.5	0.85	15.90	48.6	2.77	4.2	135.8	135.8	NA	16.4
15	FCBI	Frederick County Bancorp, Inc.	MD	423.3	8.2	0.63	7.69	77.4	0.87	31.40	48.1	1.02	11.7	139.0	139.0	18.6	18.9
16	HMLN	Hamlin Bank and Trust Company	PA	421.2	20.7	1.86	9.44	53.7	0.39	329.00	122.6	3.34	5.3	140.6	140.6	15.0	13.2
17	IBWC	IBW Financial Corporation	DC	414.6	8.3	0.18	2.05	92.0	3.63	30.00	17.9	0.33	0.6	51.9	51.9	24.7	44.2

2.

The section of the Proxy Statement/Prospectus entitled “The Merger—Opinion of Boenning & Scattergood, Inc., Capital Bank’s Financial Advisor—Select Transaction Analysis” is supplemented by adding the following disclosure immediately prior to the last paragraph of such section:

The foregoing results of the Select Transaction Analysis were derived from the information set forth on the following tables:

National group

Date						Target Financial Highlights						Pricing Multiples
	Announce	Completion	Buyer Name	Target Name	Target Headquarters	Assets ($MM)	Tang. Equity / Tang. Assets (%)	MRQ ROAA (%)	MRQ ROAE (%)	NPAs / Assets (%)	Deal Value ($MM)	Book Value (%)	Tang. Book Value (%)	LTM Earnings (x)	Core Deposit Premium (%)
1.	10/17/18		Byline Bancorp, Inc.	Oak Park River Forest Bankshares, Inc.	Oak Park, IL	325.5	9.52	0.79	8.21	2.23	42.0	165.2	165.2	26.8	6.5
2.	10/1/18		American National Bankshares Inc.	HomeTown Bankshares Corporation	Roanoke, VA	558.1	9.33	0.64	6.86	1.59	94.1	181.8	181.8	27.4	10.6
3.	9/28/18		Citizens & Northern Corporation	Monument Bancorp, Inc.	Doylestown, PA	347.8	9.35	0.92	9.64	0.87	42.7	163.8	163.8	16.7	12.3
4.	8/23/18		Lakeland Bancorp, Inc.	Highlands Bancorp, Inc.	Vernon, NJ	487.9	5.98	0.55	8.60	0.74	56.7	177.5	NA	22.5	8.3
5.	7/24/18		First Bancshares, Inc.	FMB Banking Corporation	Monticello, FL	480.4	8.51	0.71	7.67	2.45	80.3	207.1	207.1	25.9	11.2
6.	7/19/18		Spirit of Texas Bancshares, Inc.	Comanche National Corporation	Comanche, TX	347.9	10.35	0.97	8.29	0.38	55.9	142.3	157.7	18.8	9.1
7.	7/17/18		FS Bancorp, Inc.	Anchor Bancorp	Lacey, WA	480.2	13.80	0.36	2.56	NA	76.6	115.6	115.6	44.7	NA
8.	7/12/18		ConnectOne Bancorp, Inc.	Greater Hudson Bank	Bardonia, NY	501.3	11.32	0.41	3.52	1.59	76.3	134.5	134.4	36.3	5.7
9.	7/11/18		City Holding Company	Poage Bankshares, Inc.	Ashland, KY	450.3	13.05	(0.68)	(4.76)	2.34	94.5	152.6	161.7	NM	12.6
10.	6/12/18		Northwest Bancshares, Inc.	Donegal Financial Services Corp.	Marietta, PA	577.4	NA	NA	NA	NA	86.1	170.6	174.3	20.3	7.4
11.	6/12/18		First Mid-Illinois Bancshares, Inc.	SCB Bancorp, Inc.	Decatur, IL	437.8	14.33	0.97	6.06	2.64	70.7	156.3	190.2	17.7	11.1
12.	6/11/18	10/1/18	CapStar Financial Holdings, Inc.	Athens Bancshares Corporation	Athens, TN	482.3	10.44	1.00	9.01	0.90	114.1	215.3	228.0	22.8	18.1
13.	6/7/18	10/15/18	First Midwest Bancorp, Inc.	Northern States Financial Corporation	Waukegan, IL	487.1	10.91	(1.19)	(10.27)	3.59	90.2	169.7	169.8	NM	10.5
14.	6/4/18		Business First Bancshares, Inc.	Richland State Bancorp, Inc.	Rayville, LA	305.0	10.67	0.86	7.75	0.38	50.8	148.0	148.0	20.1	7.3
15.	5/29/18		Independent Bank Corp.	MNB Bancorp	Milford, MA	365.4	8.19	0.55	6.19	0.44	54.3	203.7	203.7	41.4	13.1
16.	5/22/18	10/15/18	German American Bancorp, Inc.	First Security, Inc.	Owensboro, KY	586.5	9.25	0.48	4.97	2.04	103.3	150.9	162.3	35.5	11.1
17.	5/10/18	8/31/18	Stifel Financial Corp.	Business Bancshares, Inc.	Clayton, MO	619.5	12.02	0.86	7.31	1.03	120.8	172.7	172.7	27.2	16.2
18.	4/30/18	8/31/18	Capitol Federal Financial, Inc.	Capital City Bancshares, Inc.	Topeka, KS	438.3	8.21	0.63	7.70	0.39	37.9	142.6	142.6	26.3	4.1
19.	4/24/18	8/1/18	National Commerce Corporation	Landmark Bancshares, Inc.	Marietta, GA	595.4	10.79	1.36	11.85	1.11	115.4	197.4	222.3	16.0	17.7
20.	4/18/18	7/1/18	QCR Holdings, Inc.	Springfield Bancshares, Inc.	Springfield, MO	563.2	8.63	1.01	11.21	0.18	84.3	183.7	183.7	17.4	13.6
21.	4/9/18	9/7/18	Triumph Bancorp, Inc.	First Bancorp of Durango, Inc.	Inverness, IL	633.6	NA	0.61	NA	NA	134.5	196.2	202.5	36.4	12.7
22.	3/12/18	9/14/18	Civista Bancshares, Inc.	United Community Bancorp	Lawrenceburg, IN	546.2	12.75	0.61	4.63	0.39	118.5	158.6	170.9	34.0	10.3
23.	3/8/18	7/2/18	Heritage Financial Corporation	Premier Commercial Bancorp	Hillsboro, OR	400.5	9.97	0.85	8.63	0.74	89.3	223.2	223.5	26.3	17.7
24.	3/6/18	6/1/18	RCB Holding Company, Inc.	Central Bank and Trust Co.	Hutchinson, KS	323.1	8.82	1.37	13.98	0.21	55.0	193.0	193.0	13.2	15.3
25.	2/26/18	7/31/18	First Choice Bancorp	Pacific Commerce Bancorp	Los Angeles, CA	536.1	NA	0.88	7.39	NA	114.4	164.5	NA	23.5	NA
26.	2/13/18	8/1/18	Hilltop Holdings Inc.	Bank of River Oaks	Houston, TX	454.4	10.16	0.58	5.50	1.84	85.0	184.1	184.1	33.0	12.6
27.	2/12/18	6/1/18	Mechanics Bank	Learner Financial Corporation	Walnut Creek, CA	691.9	9.92	0.56	5.60	0.79	124.9	170.1	170.1	37.6	9.3
28.	1/23/18	7/1/18	Park National Corporation	NewDominion Bank	Charlotte, NC	321.9	11.05	0.40	3.66	1.13	76.6	235.3	235.3	65.9	23.6
29.	1/18/18	6/4/18	CNB Bank Shares, Inc.	Jacksonville Bancorp, Inc.	Jacksonville, IL	336.8	14.01	0.93	6.27	1.21	61.6	123.4	131.7	20.2	6.1
30.	1/16/18	7/31/18	Mid Penn Bancorp, Inc.	First Priority Financial Corp.	Malvern, PA	612.0	7.81	0.52	6.11	0.37	90.7	182.4	205.4	32.6	11.2
31.	1/16/18	5/18/18	Mackinac Financial Corporation	First Federal of Northern Michigan Bancorp, Inc.	Alpena, MI	336.3	10.09	0.54	5.48	NA	34.1	128.6	132.0	18.3	3.2
32.	1/11/18	5/4/18	Heritage Commerce Corp	United American Bank	San Mateo, CA	336.4	9.11	1.77	19.43	0.30	45.2	210.4	210.4	5.6	8.9

Regional group

Date						Target Financial Highlights						Pricing Multiples
	Announce	Completion	Buyer Name	Target Name	Target Headquarters	Assets ($MM)	Tang. Equity / Tang. Assets (%)	MRQ ROAA (%)	MRQ ROAE (%)	NPAs / Assets (%)	Deal Value ($MM)	Book Value (%)	Tang. Book Value (%)	LTM Earnings (x)	Core Deposit Premium (%)
1.	9/28/18		Citizens & Northern Corporation	Monument Bancorp, Inc.	Doylestown, PA	347.8	9.35	0.92	9.64	0.87	42.7	163.8	163.8	16.7	12.3
2.	8/23/18		Lakeland Bancorp, Inc.	Highlands Bancorp, Inc.	Vernon, NJ	487.9	5.98	0.55	8.60	0.74	56.7	177.5	NA	22.5	8.3
3.	7/12/18		ConnectOne Bancorp, Inc.	Greater Hudson Bank	Bardonia, NY	501.3	11.32	0.41	3.52	1.59	76.3	134.5	134.4	36.3	5.7
4.	1/16/18	7/31/18	Mid Penn Bancorp, Inc.	First Priority Financial Corp.	Malvern, PA	612.0	7.81	0.52	6.11	0.37	90.7	182.4	205.4	32.6	11.2
5.	9/27/17	4/13/18	Old Line Bancshares, Inc.	Bay Bancorp, Inc.	Columbia, MD	645.9	10.36	0.57	5.34	2.17	127.6	182.5	191.5	39.3	12.6
6.	4/20/17	10/1/17	Riverview Financial Corporation	CBT Financial Corporation	Clearfield, PA	488.1	8.12	0.66	6.43	1.21	49.2	101.2	126.7	15.8	2.8
7.	4/11/17	1/4/18	Sussex Bancorp	Community Bank of Bergen County, NJ	Maywood, NJ	355.9	8.28	0.49	5.84	2.32	46.9	158.2	159.1	27.9	6.1
8.	2/1/17	7/28/17	Old Line Bancshares, Inc.	DCB Bancshares, Inc.	Damascus, MD	311.0	8.18	0.45	5.43	0.64	40.7	160.0	160.0	30.0	7.0

Performance group

Date						Target Financial Highlights						Pricing Multiples
	Announce	Completion	Buyer Name	Target Name	Target Headquarters	Assets ($MM)	Tang. Equity / Tang. Assets (%)	MRQ ROAA (%)	MRQ ROAE (%)	NPAs / Assets (%)	Deal Value ($MM)	Book Value (%)	Tang. Book Value (%)	LTM Earnings (x)	Core Deposit Premium (%)
1.	7/24/18		First Bancshares, Inc.	FMB Banking Corporation	Monticello, FL	480.4	8.51	0.71	7.67	2.45	80.3	207.1	207.1	25.9	11.2
2.	6/4/18		Business First Bancshares, Inc.	Richland State Bancorp, Inc.	Rayville, LA	305.0	10.67	0.86	7.75	0.38	50.8	148.0	148.0	20.1	7.3
3.	4/24/18	8/1/18	National Commerce Corporation	Landmark Bancshares, Inc.	Marietta, GA	595.4	10.79	1.36	11.85	1.11	115.4	197.4	222.3	16.0	17.7
4.	12/19/17	6/1/18	First Foundation Inc.	PBB Bancorp	Los Angeles, CA	586.8	8.35	0.97	10.67	0.00	105.9	200.0	216.3	19.2	16.2
5.	12/18/17	5/4/18	Equity Bancshares, Inc.	Kansas Bank Corporation	Liberal, KS	310.1	9.97	0.95	10.08	0.06	45.6	143.2	143.2	15.5	6.6
6.	11/7/17	5/21/18	Suncrest Bank	CBBC Bancorp	West Sacramento, CA	325.5	9.98	1.12	11.29	0.00	67.3	193.2	207.2	18.6	17.3
7.	10/24/17	3/1/18	First Bancshares, Inc.	Southwest Banc Shares, Inc.	Mobile, AL	398.4	9.65	0.72	7.31	1.63	59.9	165.9	165.9	23.1	8.3
8.	7/26/17	12/8/17	Triumph Bancorp, Inc.	Valley Bancorp, Inc.	Brighton, CO	320.7	8.75	0.67	7.07	1.98	39.0	193.6	193.6	25.8	6.9
9.	6/6/17	1/31/18	Glacier Bancorp, Inc.	Columbine Capital Corporation	Buena Vista, CO	468.6	10.06	1.26	10.80	0.20	73.9	172.2	204.5	15.8	10.3
10.	5/2/17	10/1/17	Seacoast Commerce Banc Holdings	Capital Bank	San Juan Capistrano, CA	305.6	8.79	1.14	11.95	0.02	59.6	196.8	222.0	17.9	15.3
11.	1/25/17	5/19/17	First Merchants Corporation	Arlington Bank	Upper Arlington, OH	309.0	10.84	1.39	12.33	0.48	75.8	226.2	226.2	18.3	20.2
12.	11/17/16	5/15/17	Simmons First National Corporation	Hardeman County Investment Company, Inc.	Jackson, TN	461.9	10.68	0.91	7.30	0.49	74.8	140.2	179.4	18.4	10.4
13.	10/18/16	4/1/17	CenterState Banks, Inc.	Platinum Bank Holding Company	Brandon, FL	583.9	9.15	0.75	7.81	0.50	83.9	177.0	177.0	22.2	10.1
14.	4/5/16	12/31/16	State Bank Financial Corporation	NBG Bancorp, Inc.	Athens, GA	406.5	10.07	1.30	12.48	0.81	68.0	165.4	165.4	14.8	10.0

3.

The disclosure in the section of the Proxy Statement/Prospectus entitled “The Merger—Opinion of Boenning & Scattergood, Inc., Capital Bank’s Financial Advisor” is supplemented by adding the following text immediately prior to the first full paragraph on page 39 thereof:

The “street” estimates of OceanFirst referenced above were based on analyst consensus and on discussions with OceanFirst and OceanFirst’s advisors regarding the reasonableness of these estimates. The chart below sets forth the consensus “street” estimates of OceanFirst that were considered by Boenning. In addition, based on discussions between Boenning, on the one hand, and OceanFirst and its advisors, on the other hand, Capital Bank management provided guidance for the use of an 8% assumed long-term growth rate to calculate projected net income of OceanFirst for the fiscal years ending December 31, 2021 and beyond.

	2018	2019	2020
OceanFirst Net Income Consensus Street Estimates	$77,300,000	$110,600,000	$116,900,000

In addition, as described above, in rendering its opinion to the board of directors of Capital Bank, Boenning considered estimates regarding relevant pro forma financial impact of the merger on OceanFirst (including, without limitation, the cost savings and related expenses expected to result or be derived from the merger). These estimates regarding the relative pro forma financial impact of the merger were as follows:

•	Cost savings in 2019 equal to 50% of Capital Bank’s last twelve months non-interest expense, with 75% of such cost savings realized in 2019 and 100% of such cost savings realized in 2020;

•	Estimated pre-tax, non-recurring transaction expenses of $12.7 million;

•	3.25% pre-tax, disinvestment yield on securities and cash used to fund cash purchase price and one-time expenses;

•	$500,000 decrease in Capital Bank’s future earnings related to deposit runoff and loan attrition; and

•	27.0% tax rate applied to all pre-tax adjustments.

4.

The disclosure in the section of the Proxy Statement/Prospectus entitled “The Merger—Opinion of Boenning & Scattergood, Inc., Capital Bank’s Financial Advisor—Capital Bank Net Present Value Analysis” is supplemented by adding the following text at the end of such section:

The terminal per share values of $43.58 and $39.61 for Capital Bank were calculated by applying the ranges of price-to-core earnings per share and price-to-tangible book value multiples discussed above to Capital Bank terminal year core earnings per share and the terminal year tangible book value. Both of these multiples are widely accepted valuation multiples in the banking industry. The 2023 earnings multiples ranges discussed above, as well as the tangible book value ratio ranges discussed above, are based on the median core earnings per share and tangible book value multiples, respectively, discussed above under the heading Capital Bank Selected Companies Analysis. The following inputs were used to determine the discount rate of 13.0% discussed above:

•	Using the Duff and Phelps’ Build up method yielded the following discount rates based on the three different equity risk premiums suggested by Duff and Phelps:

•	13.36% using the Long-horizon expected equity risk premium (historical) as the source for the equity risk premium;

•	12.16% using the Long-horizon expected equity risk premium (supply-side) as the source for the equity risk premium; and

•	11.57% using the Duff & Phelps recommended equity risk premium (supply-side) as the source for the equity risk premium.

•	Using the Duff and Phelps’ CAPM method yielded the following rates based on the three different equity risk premiums suggested by Duff and Phelps:

•	13.36% using the Long-horizon expected equity risk premium (historical) as the source for the equity risk premium;

•	12.15% using the Long-horizon expected equity risk premium (supply-side) as the source for the equity risk premium; and

•	11.57% using the Duff & Phelps recommended equity risk premium (supply-side) as the source for the equity risk premium.

•	Historical analysis or company returns on tangible common equity for Capital Bank and comparable companies yielded a discount rate of approximately 13.00%.

•	The major assumptions in the selection of the 13.00% discount rate are as follows:

•	Duff and Phelps, a well-respected valuation company, offers reliable and useful calculations for cost of equity;

•	Given the variety of methods for calculating the cost of equity, they must be considered holistically; and

•	The historic ROATCE of Capital Bank and comparable companies offers the best guidance for the selection of a discount rate.

5.

The following disclosure is added as a new section of the Proxy Statement/Prospectus entitled “The Merger—Certain Financial Projections and Forecasts” immediately following the section of the Proxy Statement/Prospectus entitled “The Merger—Opinion of Boenning & Scattergood, Inc., Capital Bank’s Financial Advisor”:

Certain Financial Projections and Forecasts

Neither OceanFirst nor Capital Bank publicly discloses, as a matter of course, forecasts or internal projections as to its future performance, earnings, financial condition or other results due to, among other things, the uncertainty of the underlying assumptions and estimates. However, each of OceanFirst and Capital Bank provided certain nonpublic unaudited prospective financial information to Boenning, in its capacity as Capital Bank’s financial advisor. These projections were utilized by Boenning in conducting certain financial analyses performed in connection with the section of this proxy statement/prospectus entitled “—Opinion of Boenning & Scattergood, Inc., Capital Bank’s Financial Advisor” (including its net present value analysis of Capital Bank).

This nonpublic unaudited prospective financial information was not prepared for the purposes of, or with a view toward, public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information, published guidelines of the SEC regarding forward-looking statements or GAAP.

This nonpublic unaudited prospective financial information is subject to the limitations set forth under the caption “Cautionary Statement Regarding Forward-Looking Statements” in this proxy statement/prospectus, and should not be regarded as an indication that OceanFirst, Capital Bank, their respective boards of directors, or Boenning considered, or now consider, this information to be necessarily predictive of actual future results. In addition, this information represents an evaluation by OceanFirst management or Capital Bank management, as applicable, at the time it was prepared regarding the future financial performance of OceanFirst and Capital Bank, as applicable, and without reference to the proposed merger or transaction-related costs or benefits. No assurances can be given that this information and the underlying assumptions are reasonable or that if it had been prepared as of the date of this document, similar assumptions would be used. In addition, this information may not reflect the manner in which OceanFirst would operate Capital Bank’s business after the merger.

OceanFirst management believes the forecasts that it provided were prepared in good faith and on a reasonable basis based on the best information available to OceanFirst management at the time of their preparation, and Capital Bank management believes the forecasts were prepared in good faith and on a reasonable basis based on the best information available to Capital Bank management at the time of their preparation. The financial projections, however, are not actual results and should not be relied upon as being indicative of actual future results. Neither OceanFirst, Capital Bank nor any of their respective affiliates, advisors, officers, directors or representatives gives any assurance, and they make no representation, that actual results will not differ from these financial projections. No independent registered public accounting firm has examined, compiled or performed any procedures with respect to these financial projections and no independent registered public accounting firm expresses an opinion or any other form of assurance with respect thereto. The summary of these financial projections is not being included in this proxy statement/prospectus to influence a Capital Bank stockholder’s decision whether to vote in favor of the merger proposal. OceanFirst is disclosing these financial projections solely because portions of them were used in Boenning’s financial analyses and considered by the Capital Bank board of directors in evaluating the merger.

The projections should be viewed merely as financial possibilities and not as a prediction of future performance. The financial projections summarized below reflect various estimates and assumptions made by OceanFirst or Capital Bank, as applicable, all of which are difficult to predict and many of which are beyond OceanFirst’s and Capital Bank’s control:

Capital Bank Estimates

Capital Bank Earnings Estimates

As described in the section of this proxy statement/prospectus entitled “The Merger—Opinion of Boenning & Scattergood, Inc., Capital Bank’s Financial Advisor,” in rendering its opinion to the board of directors of Capital Bank, Boenning considered the following Capital Bank earnings estimates that were provided by Capital Bank management:

	2018	2019
Capital Bank Net Income Earnings Estimates	$6,600,000	$6,500,000

In addition, in rendering its opinion to the board of directors of Capital Bank, Boenning, at the direction of Capital Bank management, applied an assumed long-term growth rate of 8% to calculate projected net income of Capital Bank for the fiscal years ending December 31, 2020 and December 31, 2021.

Net Present Value Analysis

For purposes of the net present value analysis that Boenning performed, as described in the section of this proxy statement/prospectus entitled “The Merger—Opinion of Boenning & Scattergood, Inc., Capital Bank’s Financial Advisor—Capital Bank Net Present Value Analysis,” Capital Bank management provided the following projections to Boenning:

	2018	2019
Capital Bank Earnings Per Share Estimates	$2.62	$2.56
Capital Bank Dividend Per Share Estimates	—	$0.44

In addition, at Capital Bank’s direction, Boenning considered the following information in connection with its net present value analysis:

•	an assumed 17.20% dividend payout ratio for the years ending December 31, 2020 through December 31, 2023; and

•	a 7% assumed annual earnings per share growth rate for the years ending December 31, 2020 through December 31, 2023.

In addition, in connection with Boenning’s pro forma financial impact analysis, Capital Bank provided Boenning with the following estimates of Capital Bank as of March 31, 2019:

Total Assets	Gross Loans	Deposits
$503.1 million	$337.8 million	$433.3 million

OceanFirst Estimates

As described in the section of this proxy statement/prospectus entitled “The Merger—Opinion of Boenning & Scattergood, Inc., Capital Bank’s Financial Advisor,” in rendering its opinion to the board of directors of Capital Bank, Capital Bank management provided guidance for the use of an 8% assumed long-term growth rate to calculate projected net income of OceanFirst for the fiscal years ending December 31, 2021 and beyond.

In addition, in connection with Boenning’s pro forma financial impact analysis, OceanFirst’s financial advisor provided Boenning with the following estimates of OceanFirst as of March 31, 2019:

Total Assets	Gross Loans	Deposits
$7,951.3 million	$5,744.9 million	$6,375.8 million

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 16, 2019

OCEANFIRST FINANCIAL CORP.

/s/ Steven J. Tsimbinos
Name:	Steven J. Tsimbinos
Title:	Executive Vice President, General
Counsel & Corporate Secretary